UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 951-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Potbelly Corporation (the “Company”) is unable to file its Quarterly Report on Form 10-Q for the quarter ended March 29, 2020 (“Quarterly Report”) by the original deadline of May 8, 2020 due to the outbreak of, and local, state and federal governmental responses to, the novel coronavirus pandemic (“COVID-19 pandemic”). The Company’s operations and business have experienced disruptions due to the circumstances surrounding the COVID-19 pandemic including, but not limited to, suggested and mandated social distancing and shelter-in-place orders, temporary store closings, and limited service in other stores. These mandates and orders and the resulting of closure of our corporate headquarters and staff reductions have severely limited access to our facilities by our financial reporting and accounting staff and impacted our ability to fulfill required preparation and review processes and procedures.

On March 4, 2020 the Securities and Exchange Commission issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as amended by Release No. 34-88465 issued on March 25, 2020 (collectively, the “Order”).

In light of the impact of the factors described above, the Company believes that it will be unable to compile and review certain information required in order to permit the Company to timely file the Quarterly Report by May 8, 2020, the original filing deadline, without unreasonable effort or expense.

The Company is relying on the Order and is furnishing this Current Report on Form 8-K by the original filing deadline of the Quarterly Report. The Company expects to file its Quarterly Report on Form 10- Q no later than June 22, 2020, which is 45 days after May 8, 2020, the original filing deadline of the Quarterly Report.

The Company is also filing this Current Report on Form 8-K for the purpose of revising and supplementing the risk factors disclosed in Item 1A of its Annual Report on Form 10-K for the fiscal year ended December 29, 2019 and the Current Report on Form 8-K dated March 20, 2020. The Company originally included a version of the operations risk factor in its Current Report on Form 8-K dated March 20, 2020, but is updating such risk factor to reflect new developments related to the ongoing impact of the COVID-19 pandemic on the Company’s operations.

The COVID-19 pandemic has adversely affected and could continue to adversely affect our operations and results of operations.

The COVID-19 pandemic has and may continue to impact customer traffic at our shops, may make it more difficult to staff our shops and, in more severe cases, may cause a temporary inability to obtain supplies, increase commodity costs or cause closures of our affected shops, possibly for prolonged periods of time. While some of our shops remain fully operational, the majority are temporarily only open for delivery, pick-up, take-out or drive-thru services. We have also implemented temporary closures, modified hours or reductions in on-site staff, resulting in cancelled shifts for some of our employees. COVID-19 has also adversely affect our ability to implement our business strategy, including our ability to build in both new and existing markets, increase brand awareness and expand our franchising efforts. These changes and any additional changes may materially adversely affect our business or results of operations, and may impact our liquidity or financial condition, particularly if these changes are in place for a significant amount of time.

In addition, our operations could be disrupted if any of our employees or employees of our franchisees were suspected of having COVID-19 since this could require us or our franchisees to quarantine some or all such employees or close and disinfect our shop facilities. If a significant percentage of our workforce or the workforce of our franchisees are unable to work, including because of illness or travel or government restrictions in connection with pandemics or disease outbreaks, our operations may be negatively impacted, potentially materially adversely affecting our business, liquidity, financial condition or results of operations.

Furthermore, the risk of contracting COVID-19 has caused employees and guests to avoid gathering in public places, which has had, and could further have, adverse effects on our shop guest traffic or the ability to adequately staff shops, in addition to the measures we have already taken with respect to moving certain of our shops to delivery, pick-up or drive-thru only service. We would also be adversely affected if government authorities impose additional restrictions on public gatherings, human interactions, operations of restaurants or mandatory closures, seek voluntary closures, restrict hours of operations or impose curfews, restrict the import or export of products or if suppliers issue mass recalls of products. Currently, several states and municipalities in the U.S. where we operate have temporarily restricted the operation of restaurants in light of COVID-19. Additional regulation or requirements with respect to the compensation of our employees could also have an adverse effect on our business. Such perceived risk of infection or health risk may adversely affect our business, liquidity, financial condition and results of operations.

If we are unable to maintain compliance with the covenants contained in our current credit facility, we may be unable to make additional borrowings on any undrawn amounts and may be required to repay our then outstanding debt under the facility. In addition, global economic conditions may make it more difficult to access new credit facilities.

Our liquidity position is, in part, dependent upon our ability to borrow under our current credit facility. As previously disclosed, on August 7, 2019, we entered into a second amended and restated revolving credit facility agreement with JPMorgan Chase Bank, N.A. (“JP Morgan”) and the other entities party thereto (the “Credit Agreement”), which provides, among other things, for a revolving credit facility in a maximum principal amount of $40 million, with possible future increases of up to $20 million under an expansion feature (the “Revolving Credit Facility”). On March 17, 2020, the Company fully drew the available capacity of $40 million under its Revolving Credit Facility as a precautionary measure in order to increase its cash position and preserve financial flexibility in light of current uncertainty in the global markets resulting from the COVID-19 pandemic. Pursuant to the Credit Agreement, we are required to comply with certain financial covenants regarding minimum EBITDA and maximum leverage ratios, in addition to other customary affirmative and negative covenants, including those which (subject to certain exceptions and dollar thresholds) limit our ability to incur debt; incur liens; make investments; engage in mergers, consolidations, liquidations or acquisitions; dispose of assets; make distributions on or repurchase equity securities; and engage in transactions with affiliates. As of December 29, 2019, we were in compliance with all covenants. However, as a result of the COVID-19 outbreak, our total revenues have decreased significantly and we have implemented certain operational changes in order to address the evolving challenges presented by the global pandemic on our domestic and franchised operations. Our financial performance in the first quarter was, and in future fiscal quarters will be, negatively impacted. As a result, it is likely that we will be unable to continue to comply with certain covenants contained in the credit facility. We are in discussions with JP Morgan regarding potential modifications to our covenants, and/or temporary waivers. An acceleration of the debt under our credit facility would adversely affect our operations and financial condition.

Forward-Looking Statements

In addition to historical information, the Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. Without limiting the foregoing, the words “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “strives,” “goal,” “estimates,” “forecasts,” “projects” or “anticipates” or the negative of these terms and similar expressions are intended to identify forward-looking statements. Forward-looking statements may include, among others, statements relating to: our future financial position and results of operations, business strategy, budgets, projected costs and plans and objectives of management for future operations. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement, due to reasons including, but not limited to, risks related to the COVID-19 outbreak; compliance with our Credit Agreement covenants; competition; general economic conditions; our ability to successfully implement our business strategy; the success of our initiatives to increase sales and traffic; changes in commodity, energy and other costs; our ability to attract and retain management and employees; consumer reaction to industry-related public health issues and perceptions of food safety; our ability to manage our growth; reputational and brand issues; price and availability of commodities; consumer confidence and spending patterns; and weather conditions. In addition, there may be other factors of which we are presently unaware or that we currently deem immaterial that could cause our actual results to be materially different from the results referenced in the forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. See “Risk Factors” and “Cautionary Statement on Forward-Looking Statements” included in our most recent annual report on Form 10-K and other risk factors described from time to time in subsequent quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020	Potbelly Corporation

	By:	/s/ Matthew Revord
	Name:	Matthew Revord
	Title:	Senior Vice President and Chief Legal Officer